Exhibit 99.1

Estimates of future earnings are by definition, and certain other matters discussed in this press release may be, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although Sunrise believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, there can be no assurances that its expectations will be realized. Sunrise's actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors, including, but not limited to, our ability to successfully complete The Fountains transaction and integrate The Fountains and Greystone into our operations, development and construction risks, acquisition risks, licensing risks, business conditions, competition, changes in interest rates, our ability to manage our expenses, market factors that could affect the value of our properties, the risks of downturns in general economic conditions, satisfaction of closing conditions and availability of financing for development and acquisitions. These and other risks are detailed in the Company's annual report on Form 10-K filed with the Securities and Exchange Commission. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events. SUNRISE SENIOR LIVING

Founded in 1981 Pioneered resident-centered senior care model Concentrated in top North American and European markets Deep and experienced team: 36,000 Largest senior living provider 398 communities open (resident capacity of 47,500) Strong development and acquisition pipeline 33 communities under construction (resident capacity of 3,100) 19 additional communities in connection with pending Fountains acquisition (resident capacity of 4,800) 91% of resident fees from private pay sources (as of March 31, 2005) Management services business model SUNRISE SENIOR LIVING CORPORATE OVERVIEW

Years 2000-2010 +85 Population 43.5 U.S. Population 9.5 Source: U.S. Census Bureau, March 2004 Demographic Growth STRONG DEMOGRAPHIC TRENDS 6.1 Million

70-74 75-79 80-84 85-89 90 & Over Men 17 24 26 48 79 Women 20 28 38 55 62 Source: Joint Center for Housing Studies of Harvard University Seniors' Need for Assistance Rises Dramatically with Age (percent needing assistance with at least one activity of daily living) STRONG DEMOGRAPHIC TRENDS

Source: American Seniors Housing Association, Senior Housing Statistical Handbook, Edition IV, 2004. Units/Beds include communities open and under construction. SENIOR HOUSING SUPPLY

Net Worth Distribution for Age 75 or Older, 2000 Percentage of Over 75 Household Income Greater Than or Less Than $15,000 Sources: U.S. Census Bureau, 2003; U.S. Census Bureau, 2000 MORE SENIORS CAN AFFORD SUNRISE 1994 2003 Under $15,000 0.51 0.37 Over $15,000 0.49 0.63 1st 2nd 3rd 4th 5th Median Net Worth (in thousands) 46 116 226 323 569 Quintiles

Annual Revenue Estimates Lodging + Food / Beverage Seniors Housing & Care 85.6 106.8 Lodging Seniors Housing & Care 1744000 1754000 Direct Employment Lodging Seniors Housing & Care 33575 52579 National Estimates of the Number of Properties Sources: Urban Land Institute, National Multi Housing Council, U.S. Census Bureau, Smith Travel Research, PricewaterhouseCoopers, NIC, Bureau of Labor Statistics. SENIOR LIVING AND HOSPITALITY INDUSTRY COMPARISON $106.8 $85.6

EXCELLENCE IN OPERATIONS CLUSTERING IN MAJOR METRO AREAS FOCUS ON ENVIRONMENT MANAGEMENT SERVICES BUSINESS MODEL $ Deep markets Regional infrastructure Top zip codes Warm, residential design Award-winning architecture Purpose-built Resident centered Training programs Mission oriented Strong cash balances Low leverage Strong credit KEYS TO SUCCESS

RESIDENT-CENTERED SENIOR LIVING RESIDENT-CENTERED SENIOR LIVING

EXCELLENCE IN OPERATIONS Community based staff - 35,000 Regional and headquarters support staff - 1,000 Continuous improvement focus Leadership development programs Five Star training program Mystery shopping Surveys $73 million of corporate G&A - 2004

Condos for Life Units: 60 - 300 Design: Low, Mid or High-Rise Pay Model: Condo / Co-op Quality: Platinum / Gold Service Mix: IL with Services Delivered to each Unit Assisted Living Mansions Units: 40 - 100 Design: Home-like Pay Model: Rent Quality: Platinum / Gold / Silver Service Mix: AL & REM Cottages Units: 60 - 75 Design: 2 - 3, 1-story Cottages Pay Model: Rent Quality: Gold / Silver Service Mix: AL & REM Full Service Communities Units: 200 + Design: Low, Mid or High-Rise Pay Model: Rental, Entry Fee, Condo / Co-op Quality: Platinum / Gold / Silver Service Mix: IL, AL, REM & SNF SUNRISE MODEL LINE-UP

Over 400 Locations in Largest Domestic & Intl. Markets New York Los Angeles Chicago Philadelphia San Francisco Boston Dallas Washington Atlanta Detroit Houston Seattle Tampa Minneapolis Cleveland Phoenix Miami Orlando Denver Pittsburgh St. Louis Baltimore Indianapolis San Diego Hartford Charlotte Raleigh U.S. Markets International Markets London Vancouver Toronto MAJOR METROPOLITAN FOCUS Hamburg Bonn

REVENUE UNDER MANAGEMENT COMPOSITION Managed Owned Leased 82 5 13 * Data as of March 31, 2005 $1.9 Billion Revenue Under Management Run-Rate Leased Managed 13% 82% Wholly Owned 5% (Dollars in millions)

Revenue & earnings from long-term management contracts Stable/predictable revenue stream, with upside potential Reduced earnings volatility Development and acquisitions with capital partners Higher return on equity Little debt Reduced risk profile (capital, construction, & fill-up risk shared) Simplified story and better valuation MANAGEMENT SERVICES BUSINESS MODEL

MANAGEMENT CONTRACT ECONOMICS * Operating expense reimbursement of $3.6M (assumes 60 percent of revenues under management) will be reflected in the management services revenue and expense lines on the income statement (cost-plus accounting) (Dollars in 000s)

REAL ESTATE CAPITAL PARTNERS AEW/ CalPERS Carlyle Group CNL Arcapita CSFB Investcorp Sunrise Senior Living REIT JPMorgan Fleming Pramerica Prudential Public Pension Funds

SUNRISE REAL ESTATE INVESTMENT TRUST (SZR-UN.TO) IPO December 2004 Acquired 24 communities from Sunrise and Sunrise joint ventures (nine in Canada, 15 in U.S.) Nine development projects committed by Sunrise in 2005 Right of first offer on Canadian senior living development or acquisition opportunities Low cost of capital source REIT able to develop and acquire properties 30-year strategic alliance agreement Right to manage all REIT properties Exit alternative for existing joint venture partners Efficient long-term holder of real estate Overview REIT Advantages to Sunrise

5% + New Management Services Opportunities 5% - 6% New Construction 4% - 6% Internal Growth GROWTH DRIVERS Growth in management fees and contribution from consolidated and minority owned portfolio through revenue increases from occupancy and rate growth and new services Control expenses to enhance profitability 25-35 new communities per year Top 30 U.S. markets International - UK, Germany & Canada Additional product lines (AL, IL, CCRCs) 15+ new management contracts per year Selective acquisitions with financial partners Deep experience in multiple product lines 15% + Growth Target 5% 10% 15%

SAME-COMMUNITY REVENUE GROWTH - DRIVES HIGHER MANAGEMENT FEES * * Same-community owned portfolio consists of all communities in which Sunrise has an ownership interest and that were stabilized in prior year comparable periods - approximately 145 communities. Q3 03 Q4 03 Q1 04 Q2 04 Q3 04 Q4 04 Q1 05 EPS 0.063 0.074 0.081 0.086 0.075 0.065 0.054

2001 2002 2003 2004 2005E North America 14 16 13 17 25 Europe 2 0 4 6 10 NEW CONSTRUCTION STARTS 2 0 4 6 10 16 16 17 23 35 (Capacity) (1,282) (1,423) (1,468) (3,715) (1,995)

GREYSTONE ACQUISITION SUMMARY 14 operating CCRCs (4,000 resident capacity); 18 pre-opening and future management (approximately 4,000 resident capacity); no real estate Purchase price = 7x pre-tax income ($45M + potential $7.5M earn-out) Sunrise payer-mix not impacted (92% private pay) Transaction closed May 10, 2005 20+ years of experience in the non-profit sector of CCRCs Largest senior living consulting and management services firm in the US to non-profits Non-profits own approximately 75% of CCRCs Healthy pipeline of development opportunities Further expands CCRC business; entry into non-profit sector Advantages to Sunrise Overview

THE FOUNTAINS ACQUISITION SUMMARY 19 communities; $175M in revenues under management 4,800 resident capacity 80% / 20% joint venture with Arcapita $508M aggregate purchase price Transaction expected to close mid-2005 Attractive portfolio of independent full-service communities High per-property revenue generates strong management fees Pipeline of development opportunities Expands CCRC business - builds upon Greystone and Marriott acquisitions Great cultural fit - resident focused and high quality care Leverages existing operational infrastructure Overview Advantages to Sunrise

GREYSTONE / FOUNTAINS ACQUISITION SUMMARY Further expands CCRC business; entry into non-profit sector Adds 33 new communities to the Sunrise operating portfolio Increases pipeline by approximately 20 communities Expands Team by over 2,600 members 33 Sunrise communities under construction (capacity = 3,100) Greystone (capacity = 4,000) The Fountains (capacity = 4,800) * 25+ % resident capacity growth by 3/31/06 (43,000 to 55,000) Growth Overview * Expected to close mid-2005.

RESIDENT CAPACITY SUMMARY Assisted living Independent living skilled nursing 65 26 9 Resident Capacity by Service Type * Skilled Nursing 9% Assisted Living 65% Independent Living 26% * Pro Forma combined data to reflect Greystone acquisition.

'00 '01 '02 '03 '04 Q1 05 Resident Capacity 12.9 14.8 16.6 42.8 45.9 50.6 '00 '01 '02 '03 '04 Q1 05 Communities 164 186 209 373 413 431 CAGR = 26% CAGR = 38% Communities Resident Capacity (In thousands) SUNRISE IS SERVING MORE SENIORS * Data reflects closing of Greystone acquisition and communities under construction.

2000 2001 2002 2003 2004 Q1 05 EPS 400 497 598 1383 1782 1868 CAGR = 44% (Dollars in millions) REVENUE UNDER MANAGEMENT *Revenue under management is equal to revenues generated by Sunrise consolidated communities, communities owned in joint ventures and communities owned by third parties that are managed by Sunrise. Data does not include communities managed by Greystone.

2000 2001 2002 2003 2004 Q1 05 EPS 0.069 0.066 0.062 0.045 0.041 0.039 *Revenue under management is equal to revenues generated by Sunrise consolidated communities, communities owned in joint ventures and communities owned by third parties that are managed by Sunrise. **G&A excludes $11 million of one-time transition costs in 2003. Including transition costs, G&A would have been 5.3% of revenue under management. 300 bp Decrease G&A AS A PERCENTAGE OF REVENUE UNDER MANAGEMENT*

2000 2001 2002 2003 2004 Q1 05 Debt 0.6 0.54 0.41 0.2 0.18 0.17 DEBT as a % of total assets -$486 million SOLID FINANCIAL PERFORMANCE

2002 2003 2004 2005E 2.23 2.63 2.24 "CORE" EPS CAGR = 55% STRONG "CORE" EARNINGS PER SHARE GROWTH *2002 "core" EPS equal to GAAP EPS of $2.23 per share, less other income-operating properties (formerly income from property sales) of $74 million or $1.73 per share. *2003 "core" EPS equal to GAAP EPS of $2.63 per share, less other income-operating properties (formerly income from property sales) of $76 million or $1.91 per share, plus transition expenses of $11 million or $0.28 per share. *2004 "core" EPS equal to GAAP EPS of $2.24 per share, less other income-operating properties (formerly income from property sales) of $24 million or $0.62 per share. *2005 EPS equal to mid-point of Company guidance given on May 3,2005, does not include any other income-operating properties (formerly income from property sales) or $4.3M of anticipated one-time transition costs. CORE GAAP $0.50 $1.00 $1.62 $1.87

Industry leader in growing senior living field Deep and experienced team: 36,000 Attractive fundamentals Fragmented industry High barriers to entry Strong financial position Predictable growth Management services model WHY SUNRISE?

Expanded development pipeline Formed Sunrise REIT: SZR-UN.TO (12/23/04) Formed development joint venture with JPMorgan Fleming Asset Management (12/23/04) Increased European development funding to $865 million (1/14/05) Announced The Fountains acquisition (1/19/05) Opened German communities (January and April 2005) Closed Greystone acquisition (5/10/05) RECENT DEVELOPMENTS